SCHEDULE A
                              Dated August 12, 2008
                                       to
                       THE ADVISORS' INNER CIRCLE FUND II
                         Amended and Restated Rule 18f-3
                               Multiple Class Plan

                         Hancock Horizon Family of Funds

------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
                                                                                     Institutional
                                Trust Class     Class A     Class C     Class D          Sweep          Institutional
Money Market Funds                 Shares        Shares      Shares     Shares       Class Shares       Class Shares
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Treasury Securities Money
Market Fund                          X             X                                       X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Prime Money Market Fund                                                                                       X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------

                                                                                    Institutional
Non-Money                       Trust Class      Class A     Class C    Class D    Sweep Class Shares   Institutional
Market Funds                       Shares        Shares      Shares     Shares                          Class Shares
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Strategic Income Bond Fund           X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Value Fund                           X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Growth Fund                          X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Burkenroad Fund                                    X                       X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Diversified International
Fund                                 X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Quantitative Long/Short Fund
                                     X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------